Third Quarter 2019 Results October 15, 2019 Investor Presentation

October 15, 2019 2019 vs. 2018 P&L Summary Third Quarter 1 Third Quarter 2019 2018 (b) (c) Revenue $ 3,623.8 $ 3,714.3 Operating Expenses (a) 3,150.5 3,212.0 Operating Profit 473.3 502.3 Net Interest Expense 49.3 56.7 Income Tax Expense 112.3 115.3 Tax Rate % 26.5% 25.9% Income From Equity Method Investments 0.5 1.0 Net Income Attributed To Noncontrolling Interests 22.0 32.4 Net Income - Omnicom Group Inc. $ 290.2 $ 298.9 (a) Additional information on our operating expenses can be found on page 23. (b) During the three months ended September 30, 2018, we disposed of certain subsidiaries and recorded a net gain, primarily related to the sale of Sellbytel, our outsourced sales, service and support company. Additionally, during the third quarter of 2018, we recorded expenses for certain repositioning actions related to the continued improvement of our strategic position and operating efficiencies of our businesses. Lastly, income tax expense for the three months ended September 30, 2018 includes additional expense related to an adjustment to the estimate of the impact of the Tax Cuts and Job Act (the "2017 Tax Act"), as described in footnote (c) below. The net impact of these items increased operating profit by $29.0 million and Net Income - Omnicom Group Inc. by $18.2 million for the three months ended September 30, 2018. Please see page 24 for additional information regarding the gain and repositioning charges. (c) Income tax expense for the three months ended September 30, 2018 reflected a net increase of $28.9 million related to an adjustment to the provisional amounts recorded for the 2017 Tax Act recorded in the third quarter of 2018.

October 15, 2019 2019 vs. 2018 Earnings per Share – Diluted Third Quarter 2 Third Quarter 2019 2018 (a) Net Income - Omnicom Group Inc. $ 290.2 $ 298.9 Diluted Shares (millions) 219.4 225.9 Earnings per Share - Diluted $ 1.32 $ 1.32 Dividends Declared Per Common Share $ 0.65 $ 0.60 (a) During the three months ended September 30, 2018, we disposed of certain subsidiaries and recorded a net gain, primarily related to the sale of Sellbytel, our outsourced sales, service and support company, took certain repositioning actions and recorded additional income tax expense related to an adjustment to the effects of the 2017 Tax Act as described on page 1. The net impact of these items increased Net Income - Omnicom Group Inc, by $18.2 million and Earnings per Share - Diluted by $0.08 per common share for the three months ended September 30, 2018. Please see page 24 for additional information regarding the gain and repositioning charges.

October 15, 2019 2019 vs. 2018 P&L Summary Year to Date 3 Year to Date 2019 2018 (b) (c) Revenue $ 10,812.5 $ 11,203.5 Operating Expenses (a) 9,336.6 9,697.2 Operating Profit 1,475.9 1,506.3 Net Interest Expense 145.5 156.1 Income Tax Expense 345.5 343.0 Tax Rate % 26.0% 25.4% Income From Equity Method Investments 1.2 3.6 Net Income Attributed To Noncontrolling Interests 62.0 83.6 Net Income - Omnicom Group Inc. $ 924.1 $ 927.2 (a) Additional information on our operating expenses can be found on on page 23. (b) During the third quarter of 2018, we disposed of certain subsidiaries and recorded a net gain, primarily related to the sale of Sellbytel, our outsourced sales, service and support company, took certain repositioning actions and recorded additional income tax expense related to an adjustment to the effects of the 2017 Tax Act, as described on page 1. The net impact of these items increased operating profit by $29.0 million and Net Income - Omnicom Group Inc. by $18.2 million for the nine months ended September 30, 2018. Please see page 24 for additional information regarding the gain and repositioning charges. (c) In the third quarter of 2018, we revised certain components of the provisional estimate of the effect of the 2017 Tax Act, as described on page 1. The impact of this item increased income tax expense by $28.9 million for the nine months ended September 30, 2018.

October 15, 2019 2019 vs. 2018 Earnings per Share – Diluted Year to Date 4 (a) During the third quarter of 2018, we disposed of certain subsidiaries and recorded a net gain, primarily related to the sale of Sellbytel, our outsourced sales, service and support company, took certain repositioning actions and recorded additional income tax expense related to an adjustment to the effects of the 2017 Tax Act, as described on page 3. The net impact of these items increased Net Income - Omnicom Group Inc, by $18.2 million and Earnings per Share - Diluted by $0.08 per common share for the nine months ended September 30, 2018. Please see page 24 for additional information regarding the gain and repositioning charges. Year to Date 2019 2018 (a) Net Income - Omnicom Group Inc. $ 924.1 $ 927.2 Diluted Shares (millions) 221.5 228.5 Earnings per Share - Diluted $ 4.17 $ 4.06 Dividends Declared Per Common Share $ 1.95 $ 1.80

October 15, 2019 2019 vs. 2018 Non-GAAP Financial Measures - Excluding Impact of Third Quarter 2018 Dispositions, Repositioning Actions and the 2017 Tax Act 5 Third Quarter 2019 2018 (a) (b) Non-GAAP 2018 Adjusted (a) (b) Operating Profit $ 473.3 $ 502.3 $ 473.3 Net Interest Expense 49.3 56.7 56.7 Income Tax Expense 112.3 115.3 111.4 Tax Rate % 26.5% 25.9% 26.7% Income From Equity Method Investments 0.5 1.0 1.0 Net Income Attributed To Noncontrolling Interests 22.0 32.4 25.5 Net Income - Omnicom Group Inc. $ 290.2 $ 298.9 $ 280.7 The above table, along with the table on page 6, identifies the U.S. GAAP financial measures of Operating Profit, Income Tax Expense, Income from Equity Method Investments, Net Income Attributed to Noncontrolling Interests and Net Income - Omnicom Group Inc. and Earnings per Share - Diluted as reported, as well as the non-GAAP amounts excluding the impact of the net gain recognized on dispositions of certain subsidiaries, certain repositioning actions and the revision of the provisional income tax expense amounts recorded in connection with the enactment of the 2017 Tax Act, in the column entitled "Non-GAAP 2018 Adjusted" for the three months ended September 30, 2018. We believe that the amounts presented in the "Non-GAAP 2018 Adjusted" column are useful measures for investors to understand the impact these items had on our reported results. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP. Non- GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies. Please see page 33 for the definition of this measure and pages 28, 30 and 31 for the reconciliation of non-GAAP financial measures, which reconciles the reported U.S. GAAP financial measures to the non-GAAP amounts presented above. (a) Please refer to Q3 2018 QTD dispositions, repositioning and tax adjustment footnote on page 1 and additional information on page 28. (b) Please refer to Q3 2018 QTD tax adjustment footnote on page 1.

October 15, 2019 2019 vs. 2018 Non-GAAP Financial Measures - Excluding Impact of Third Quarter 2018 Dispositions, Repositioning Actions and the 2017 Tax Act 6 Third Quarter 2019 2018 (a) Non-GAAP 2018 Adjusted (a) Net Income - Omnicom Group Inc. $ 290.2 $ 298.9 $ 280.7 Diluted Shares (millions) 219.4 225.9 225.9 Earnings per Share - Diluted $ 1.32 $ 1.32 $ 1.24 Dividends Declared Per Common Share $ 0.65 $ 0.60 $ 0.60 The above table, along with the table on page 5, identifies the U.S. GAAP financial measures of Operating Profit, Income Tax Expense, Income from Equity Method Investments, Net Income Attributed to Noncontrolling Interests and Net Income - Omnicom Group Inc. and Earnings per Share - Diluted as reported, as well as the non-GAAP amounts excluding the impact of the net gain recognized on dispositions of certain subsidiaries, certain repositioning actions and the revision of the provisional income tax expense amounts recorded in connection with the enactment of the 2017 Tax Act, in the column entitled "Non-GAAP 2018 Adjusted" for the three months ended September 30, 2018. We believe that the amounts presented in the "Non-GAAP 2018 Adjusted" column are useful measures for investors to understand the impact these items had on our reported results. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP. Non-GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies. Please see page 33 for the definition of this measure and pages 28, 30 and 31 for the reconciliation of non-GAAP financial measures, which reconciles the reported U.S. GAAP financial measures to the non-GAAP amounts presented above. (a) Please refer to Q3 2018 QTD dispositions, repositioning and tax adjustment footnote on page 2 and additional information on page 28.

October 15, 2019 2019 vs. 2018 Non-GAAP Financial Measures - Excluding Impact of Third Quarter 2018 Dispositions, Repositioning Actions and the 2017 Tax Act 7 Year to Date 2019 2018 (a) (b) Non-GAAP 2018 Adjusted (a) (b) Operating Profit $ 1,475.9 $ 1,506.3 $ 1,477.3 Net Interest Expense 145.5 156.1 156.1 Income Tax Expense 345.5 343.0 339.1 Tax Rate % 26.0% 25.4% 25.7% Income From Equity Method Investments 1.2 3.6 3.6 Net Income Attributed To Noncontrolling Interests 62.0 83.6 76.7 Net Income - Omnicom Group Inc. $ 924.1 $ 927.2 $ 909.0 The above table, along with the table on page 8, identifies the U.S. GAAP financial measures of Operating Profit, Income Tax Expense, Income from Equity Method Investments, Net Income Attributed to Noncontrolling Interests and Net Income - Omnicom Group Inc. and Earnings per Share - Diluted as reported, as well as the non-GAAP amounts excluding the impact of the net gain recognized on dispositions of certain subsidiaries, certain repositioning actions and the revision of the provisional income tax expense amounts recorded in connection with the enactment of the 2017 Tax Act, in the column entitled "Non-GAAP 2018 Adjusted" for the three months ended September 30, 2018. We believe that the amounts presented in the "Non-GAAP 2018 Adjusted" column are useful measures for investors to understand the impact these items had on our reported results. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP. Non- GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies. Please see page 33 for the definition of this measure and pages 28, 30 and 31 for the reconciliation of non-GAAP financial measures, which reconciles the reported U.S. GAAP financial measures to the non-GAAP amounts presented above. (a) Please refer to Q3 2018 YTD dispositions, repositioning and tax adjustment footnote on page 3 and additional information on page 28. (b) Please refer to Q3 2018 YTD tax adjustment footnote on page 3.

October 15, 2019 2019 vs. 2018 Non-GAAP Financial Measures - Excluding Impact of Third Quarter 2018 Dispositions, Repositioning Actions and the 2017 Tax Act 8 Year to Date 2019 2018 (a) Non-GAAP 2018 Adjusted (a) Net Income - Omnicom Group Inc. $ 924.1 $ 927.2 $ 909.0 Diluted Shares (millions) 221.5 228.5 228.5 Earnings per Share - Diluted $ 4.17 $ 4.06 $ 3.98 Dividends Declared Per Common Share $ 1.95 $ 1.80 $ 1.80 The above table, along with the table on page 9, identifies the U.S. GAAP financial measures of Operating Profit, Income Tax Expense, Income from Equity Method Investments, Net Income Attributed to Noncontrolling Interests and Net Income - Omnicom Group Inc. and Earnings per Share - Diluted as reported, as well as the non-GAAP amounts excluding the impact of the net gain recognized on dispositions of certain subsidiaries, certain repositioning actions and the revision of the provisional income tax expense amounts recorded in connection with the enactment of the 2017 Tax Act, in the column entitled "Non-GAAP 2018 Adjusted" for the three months ended September 30, 2018. We believe that the amounts presented in the "Non-GAAP 2018 Adjusted" column are useful measures for investors to understand the impact these items had on our reported results. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP. Non-GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies. Please see page 33 for the definition of this measure and pages 28, 30 and 31 for the reconciliation of non-GAAP financial measures, which reconciles the reported U.S. GAAP financial measures to the non-GAAP amounts presented above. (a) Please refer to Q3 2018 QTD dispositions, repositioning and tax adjustment footnote on page 4 and additional information on page 28.

October 15, 2019 2019 Total Revenue Change 9 Third Quarter Year to Date $ % Ä $ % Ä Prior Period Revenue $ 3,714.3 $ 11,203.5 Foreign exchange rate impact (a) (56.6) -1.5% (278.9) -2.5% Acquisition revenue, net of disposition revenue (b) (116.8) -3.1% (394.6) -3.5% Organic growth (c) 82.9 2.2% 282.5 2.5% Current Period Revenue $ 3,623.8 -2.4% $ 10,812.5 -3.5% (a) Foreign exchange rate impact: calculated by translating the current period’s local currency revenue using the prior period average exchange rates to derive current period constant currency revenue. The foreign exchange rate impact is the difference between the current period revenue in U.S. Dollars and the current period constant currency revenue. (b) Acquisition revenue, net of disposition revenue: Acquisition revenue is calculated as if the acquisition occurred twelve months prior to the acquisition date by aggregating the comparable prior period revenue of acquisitions through the acquisition date. As a result, acquisition revenue excludes the positive or negative difference between our current period revenue subsequent to the acquisition date and the comparable prior period revenue and the positive or negative growth after the acquisition date is attributed to organic growth. Disposition revenue is calculated as if the disposition occurred twelve months prior to the disposition date by aggregating the comparable prior period revenue of disposals through the disposition date. The acquisition revenue and disposition revenue amounts are netted in the presentation above. (c) Organic growth: calculated by subtracting the foreign exchange rate impact, and the acquisition revenue, net of disposition revenue components from total revenue growth.

October 15, 2019 2019 Revenue by Discipline 10 Advertising 55.9% CRM Consumer Experience 17.6% CRM Execution & Support 9.3% PR 9.3% Healthcare 7.9% Advertising 55.9% CRM Consumer Experience 17.6% CRM Execution & Support 9.3% PR 9.5% Healthcare Third Quarter Year to Date 7.7% $ Mix % Growth % Organic Growth (a) Advertising $ 2,027.2 1.8% 3.4% CRM Consumer Experience 636.4 -0.5% 1.8% CRM Execution & Support 337.4 -27.3% -1.5% PR 337.2 -5.3% -3.8% Healthcare 285.6 8.6% 9.5% Total $ 3,623.8 -2.4% 2.2% $ Mix % Growth % Organic Growth (a) Advertising $ 6,042.4 1.4% 4.3% CRM Consumer Experience 1,905.2 -1.7% 1.0% CRM Execution & Support 1,009.6 -31.2% -2.4% PR 1,020.6 -4.2% -1.9% Healthcare 834.7 8.1% 8.3% Total $ 10,812.5 -3.5% 2.5% (a) “Organic Growth” reflects the year-over-year increase or decrease in revenue from the prior period, excluding the foreign exchange rate impact, acquisition revenue, net of disposition revenue, as defined on page 9.

October 15, 2019 UK 9.7% Euro Markets & Other Europe 17.4% Asia Pacific 11.0% Latin America 2.6% Middle East & Africa 1.8% United States 54.5% Other North America 3.0% UK 9.6% Euro Markets & Other Europe 16.6% Asia Pacific 11.6% Latin America 2.8% Middle East & Africa 1.6% United States 55.0% Other North America 2.8% Third Quarter 2019 Revenue by Region 11 Year to Date

October 15, 2019 2019 Revenue by Region 12 Third Quarter Year to Date $ Mix % Growth % Organic Growth (a) United States $ 1,993.5 —% 2.7% Other North America 103.0 0.2% 2.7% UK 346.1 -3.1% 3.0% Euro Markets & Other Europe 602.5 -8.4% 1.6% Asia Pacific 418.9 -4.3% 0.4% Latin America 100.2 -1.8% 6.6% Middle East & Africa 59.6 -6.4% -4.5% Total $ 3,623.8 -2.4% 2.2% $ Mix % Growth % Organic Growth (a) United States $ 5,882.9 0.3% 2.6% Other North America 321.2 2.3% 6.9% UK 1,045.9 -3.0% 3.3% Euro Markets & Other Europe 1,884.1 -12.3% 2.4% Asia Pacific 1,192.8 -5.6% 1.4% Latin America 286.0 -12.2% 0.2% Middle East & Africa 199.6 -3.7% 0.4% Total $ 10,812.5 -3.5% 2.5% (a) “Organic Growth” reflects the year-over-year increase or decrease in revenue from the prior period, excluding the foreign exchange rate impact, acquisition revenue, net of disposition revenue, as defined on page 9.

October 15, 2019 Other 22% Pharma & Health 13% Retail 5% Tech 7% Telcom 5% T&E 7% Auto 11% Consumer Products 9% Financial Services 8% Food & Beverage 13% Revenue by Industry 13 Year to Date – 2019 Other 21% Pharma & Health 13% Retail 5% Tech 9% Telcom 5% T&E 7% Auto 10% Consumer Products 9% Financial Services 8% Food & Beverage 13% Year to Date – 2018

October 15, 2019 Cash Flow Performance 14 Nine Months Ended September 30 2019 2018 Net Income $ 986.1 $ 1,010.8 Depreciation and Amortization of Intangible Assets 175.3 202.7 Share-Based Compensation 53.6 53.9 Net gain from dispositions of subsidiaries — (178.4) Impact of 2017 Tax Act — 28.9 Other Items to Reconcile to Net Cash Used in Operating Activities, net (6.9) 15.1 Free Cash Flow (a) $ 1,208.1 $ 1,133.0 Additional information regarding our cash flows can be found in our condensed cash flow statement on page 22. (a) The Free Cash Flow amounts presented above are non-GAAP liquidity measures. See page 33 for the definition of this measure and page 29 for the reconciliation of the non-GAAP financial measures, which reconciles Free Cash Flow to the Net Cash Used in Operating Activities for the periods presented above.

October 15, 2019 Cash Flow Performance 15 Nine Months Ended September 30 2019 2018 Free Cash Flow (a) $ 1,208.1 $ 1,133.0 Primary Uses of Cash: Dividends paid to Common Shareholders 422.5 413.7 Dividends paid to Noncontrolling Interest Shareholders 71.6 104.7 Capital Expenditures 77.0 116.2 Acquisition of Businesses and Affiliates, Acquisition of Additional Noncontrolling Interests and Contingent Purchase Price Payments, net of Proceeds from Sale of Investments and other 76.0 431.9 Stock Repurchases, net of Proceeds from Stock Plans 539.9 517.9 Primary Uses of Cash (a) 1,187.0 1,584.4 Net Free Cash Flow (a) $ 21.1 $ (451.4) Additional information regarding our cash flows can be found in our condensed cash flow statement on page 22. (a) The Free Cash Flow, Primary Uses of Cash and Net Free Cash Flow amounts presented above are non-GAAP liquidity measures. See page 33 for the definition of these measures and page 29 for the reconciliation of non-GAAP financial measures, which reconciles Free Cash Flow to the Net Cash Used in Operating Activities and Net Free Cash Flow to the Net Decrease in Cash and Cash Equivalents for the periods presented above.

October 15, 2019 Current Credit Picture 16 Twelve Months Ended September 30 2019 2018 EBITDA (a) $ 2,339.7 $ 2,405.1 Gross Interest Expense on Indebtedness 242.5 235.0 EBITDA / Gross Interest Expense on Indebtedness 9.6 x 10.2 x Total Debt / EBITDA 2.2 x 2.0 x Net Debt (b) / EBITDA 1.1 x 1.1 x Debt Bank Loans (Due Less Than 1 Year) $ 7.9 $ 11.3 CP & Borrowings Issued Under Revolver — — USD-denominated Senior Notes (c) 4,000.0 4,900.0 EUR-denominated Senior Notes (c) 1,095.2 — Other Debt 15.2 (42.8) Total Debt $ 5,118.3 $ 4,868.5 Cash, Cash Equivalents and Short Term Investments 2,445.6 2,105.8 Net Debt (b) $ 2,672.7 $ 2,762.7 (a) EBITDA is a non-GAAP performance measure. See page 33 for the definition of this measure and page 27 for the reconciliation of non-GAAP financial measures. (b) Net Debt is a non-GAAP liquidity measure. See page 33 for the definition of this measure, which is reconciled in the table above. (c) See pages 19 and 20 for additional information on our Senior Notes.

October 15, 2019 Historical Returns 17 Return on Invested Capital (ROIC) (a): Twelve months ended September 30, 2019 23.0% Twelve months ended September 30, 2018 20.6% Return on Equity (b): Twelve months ended September 30, 2019 54.6% Twelve months ended September 30, 2018 48.2% (a) Return on Invested Capital is After Tax Reported Operating Profit (a non-GAAP performance measure – see page 33 for the definition of this measure and page 29 for the reconciliation of non-GAAP financial measures) divided by the average of Invested Capital at the beginning and the end of the period (book value of all long-term liabilities, including those related to operating leases, short-term interest bearing debt, the short-term liability related to operating leases plus shareholders’ equity less cash, cash equivalents, short term investments and operating lease right of use assets). (b) Return on Equity is Reported Net Income for the given period divided by the average of shareholders’ equity at the beginning and end of the period.

October 15, 2019 Supplemental Financial Information 18

October 15, 2019 Omnicom Debt Structure 19 Short-term Debt $8 2026 Senior Notes $1,400 2024 Senior Notes $750 2022 Senior Notes $1,250 2020 Senior Notes $600 2027 Euro Senior Notes $548 2031 Euro Senior Notes $548 The above chart sets forth Omnicom’s debt outstanding at September 30, 2019. The amounts reflected above for the 2020, 2022, 2024 and 2026 Senior Notes and the 2027 and 2031 Euro Senior Notes represent the principal amount of these notes at maturity on August 15, 2020, May 1, 2022, November 1, 2024, April 15, 2026, July 8, 2027 and July 8, 2031, respectively.

October 15, 2019 Omnicom Debt Maturity Profile 20 $1,400 $1,200 $1,000 $800 $600 $400 $200 $0 Dec-19 Jun-20 Dec-20 Jun-21 Dec-21 Jun-22 Dec-22 Jun-23 Dec-23 Jun-24 Dec-24 Jun-25 Dec-25 Jun-26 Dec-26 Jun-27 Dec-27 Jun-28 Dec-28 Jun-29 Dec-29 Jun-30 Dec-30 Jun-31 Dec -31 2020 Senior Notes Other Borrowings 2022 Senior Notes 2024 Senior Notes 2026 Senior Notes Other borrowings at September 30, 2019 include bank loans of $8 million, which are due in less than one year. For purposes of this presentation we have included these borrowings as outstanding through July 31, 2021, the date of expiration of our five-year credit facility. 2027 Euro Senior Notes 2031 Euro Senior Notes

October 15, 2019 2019 Acquisition Related Expenditures 21 Nine Months Ended September 30 Acquisition of Businesses and Affiliates (a) $ 8.1 Acquisition of Additional Noncontrolling Interests (b) 31.1 Contingent Purchase Price Payments (c) 37.0 Total Acquisition Expenditures (d) $ 76.2 (a) Includes acquisitions of a majority interest in agencies resulting in their consolidation, including additional interest in existing affiliate agencies resulting in majority ownership. (b) Includes the acquisition of additional equity interests in already consolidated subsidiary agencies which are recorded to Equity – Noncontrolling Interest. (c) Includes additional consideration paid for acquisitions completed in prior periods. (d) Total Acquisition Expenditures figure is net of cash acquired.

October 15, 2019 Condensed Cash Flow 22 Nine Months Ended September 30 2019 2018 Net Income $ 986.1 $ 1,010.8 Share-Based Compensation 53.6 53.9 Depreciation and Amortization of Intangible Assets 175.3 202.7 Other Items to Reconcile to Net Cash Used in Operating Activities, net (6.9) 15.1 Net gain from dispositions of subsidiaries — (178.4) Impact of 2017 Tax Act — 28.9 Changes in Operating Capital (1,440.0) (1,371.6) Net Cash Used in Operating Activities (231.9) (238.6) Capital Expenditures (77.0) (116.2) Proceeds from Sale of Investments and other, net 0.2 2.1 Acquisition of Businesses and Interest in Affiliates, net of cash acquired (8.1) (326.3) Proceeds from Dispositions of Subsidiaries 79.9 308.4 Net Cash Used in Investing Activities (5.0) (132.0) Dividends paid to Common Shareholders (422.5) (413.7) Dividends paid to Noncontrolling Interest Shareholders (71.6) (104.7) Changes in Short-term Debt, net — 3.2 Proceeds from Long-term Borrowings 1,112.4 — Repayment of Long-term Debt (900.0) — Stock Repurchases, net of Proceeds from Stock Plans (539.9) (517.9) Acquisition of Additional Noncontrolling Interests (31.1) (41.3) Payment of Contingent Purchase Price Obligations (37.0) (66.4) Other Financing Activities, net (43.1) (35.8) Net Cash Used in Financing Activities (932.8) (1,176.6) Effect of foreign exchange rate changes on cash and cash equivalents (42.3) (149.7) Net Decrease in Cash and Cash Equivalents $ (1,212.0) $ (1,696.9)

October 15, 2019 Supplemental Information 23 Third Quarter Year to Date 2019 % of Rev 2018 % of Rev 2019 % of Rev 2018 % of Rev Revenue $ 3,623.8 $ 3,714.3 $10,812.5 $11,203.5 Operating expenses: Salary and service costs 2,704.7 74.6% 2,834.2 76.3% 7,937.5 73.4% 8,319.9 74.3% Occupancy and other costs 290.7 8.0% 376.8 10.1% 915.4 8.5% 1,016.7 9.1% Net gain on dispositions of subsidiaries — (178.4) — (178.4) Cost of services 2,995.4 3,032.6 8,852.9 9,158.2 Selling, general and administrative expenses 97.2 2.7% 113.5 3.1% 308.4 2.9% 336.3 3.0% Depreciation and amortization 57.9 1.6% 65.9 1.8% 175.3 1.6% 202.7 1.8% Total operating expenses 3,150.5 86.9% 3,212.0 86.5% 9,336.6 86.4% 9,697.2 86.6% Operating Profit $ 473.3 $ 502.3 $ 1,475.9 $ 1,506.3 Net Interest expense: Interest expense 62.8 69.4 192.4 198.1 Interest income 13.5 12.7 46.9 42.0 Net Interest Expense $ 49.3 $ 56.7 $ 145.5 $ 156.1

October 15, 2019 2018 Operating Expenses – Impact of Net Gain on Dispositions and Repositioning Actions 24 Increase (Decrease) Repositioning Actions Net Gain on Dispositions Total Operating expenses: Salary and service costs $ 73.7 $ — $ 73.7 Occupancy and other costs 73.5 — 73.5 Net gain on dispositions of subsidiaries — (178.4) (178.4) Cost of services 147.2 (178.4) (31.2) Selling, general and administrative expenses 2.2 — 2.2 Depreciation and amortization — — — Operating Expenses $ 149.4 $ (178.4) $ (29.0) The above table identifies the components of the net gain on the sales of subsidiaries and repositioning actions we took in the third quarter of 2018 on our operating expenses for the three and nine months ended September 30, 2018.

October 15, 2019 Net Cash Returned to Shareholders through Dividends and Share Repurchases 25 From 2009 through September 30, 2019, Omnicom distributed 104% of Net Income to shareholders through Dividends and Share Repurchases. Cumulative Cost of Net Shares Repurchased - Payments for repurchases of common stock less proceeds from stock plans. Cumulative Dividends Paid Cumulative Net Income - Omnicom Group Inc. % of Cumulative Net Income Returned to Shareholders - Cumulative Dividends Paid plus Cumulative Cost of Net Shares Repurchased divided by Cumulative Net Income. $12.0 $10.0 $8.0 $6.0 $4.0 $2.0 $0.0 $ In Billions 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD 2.8 3.3 4.4 5.1 5.6 1.1 6.2 6.8 7.3 1.4 1.9 2.4 2.9 3.4 3.9 4.4 $0.8 $1.6 $2.6 $3.6 $4.6 $5.7 $6.8 $7.9 $9.0 $10.3 $11.2 23% 101% 109% 104% 110% 110% 108% 107% 104% 104% 98%

October 15, 2019 2019 vs. 2018 Non-GAAP Financial Measures – EBITA 26 Third Quarter Year to Date 2019 2018 2019 2018 Revenue $ 3,623.8 $ 3,714.3 $ 10,812.5 $ 11,203.5 Operating expenses (a) 3,150.5 3,212.0 9,336.6 9,697.2 Operating Profit 473.3 502.3 1,475.9 1,506.3 Operating Profit Margin % 13.1% 13.5% 13.6% 13.4% Add back: Amortization of intangible assets 21.2 25.2 64.0 79.7 EBITA (b) $ 494.5 $ 527.5 $ 1,539.9 $ 1,586.0 EBITA Margin % (c) 13.6% 14.2% 14.2% 14.2% (a) Additional information regarding our operating expenses can be found on page 23. (b) EBITA is a non-GAAP financial performance measure. Please see page 33 for the definition of this measure and page 27 for the reconciliation of non-GAAP financial measures, which reconciles the EBITA figures presented above to Net Income - Omnicom Group Inc. for the periods presented above. (c) EBITA Margin is a non-GAAP financial performance measure, which is calculated by dividing EBITA (please see page 33 for the definition of this measure) by revenue for the periods presented.

Reconciliation of Non-GAAP Financial Measures – EBITA and EBITDA

	Three Months Ended September 30		Nine Months Ended September 30		Twelve Months Ended September 30	
	2019	**2018**	**2019**	**2018**	**2019**	**2018**
Net Income - Omnicom Group Inc.	$ 290.2	$ 298.9	$ 924.1	$ 927.2	$ 1,323.3	$ 1,181.6
Net Income Attributed to Noncontrolling Interests	22.0	32.4	62.0	83.6	92.5	117.0
Net Income	312.2	331.3	986.1	1,010.8	1,415.8	1,298.6
Income From Equity Method Investments	0.5	1.0	1.2	3.6	6.5	4.4
Income Tax Expense	112.3	115.3	345.5	343.0	495.2	632.5
Income Before Income Taxes	424.0	445.6	1,330.4	1,350.2	1,904.5	1,926.7
Net Interest Expense	49.3	56.7	145.5	156.1	198.6	206.0
Operating Profit	473.3	502.3	1,475.9	1,506.3	2,103.1	2,132.7
Amortization of Intangible Assets	21.2	25.2	64.0	79.7	86.8	106.7
EBITA	494.5	527.5	1,539.9	1,586.0	2,189.9	2,239.4
Depreciation	36.7	40.7	111.3	123.0	149.8	165.7
EBITDA	$ 531.2	$ 568.2	$ 1,651.2	$ 1,709.0	$ 2,339.7	$ 2,405.1

The above reconciles the GAAP financial measure of Net Income – Omnicom Group Inc. to the non-GAAP financial measures of EBITDA and EBITA for the periods presented.

EBITDA and EBITA, which are defined on page 33, are non-GAAP financial measures within the meaning of applicable SEC rules and regulations. Our credit facility defines EBITDA as earnings before deducting interest expense, income taxes, depreciation and amortization. Our credit facility uses EBITDA to measure our compliance with covenants, such as interest coverage and leverage ratios, as presented on page 16 of this presentation.

OmnicomGroup
October 15, 2019
27

2018 Non-GAAP Financial Measures - 2018 Excluding Net Gain on Dispositions, Repositioning Actions and Tax Reform Act Adjustments

	Third Quarter						Year to Date					
		2018		Non-GAAP Adjustments		Non-GAAP 2018 Adjusted		2018		Non-GAAP Adjustments		Non-GAAP 2018 Adjusted
Operating Profit [(a)]	$	502.3	$	29.0	$	473.3	$	1,506.3	$	29.0	$	1,477.3
Net Interest Expense		56.7		—		56.7		156.1		—		156.1
Income Tax Expense [(b)]		115.3		3.9		111.4		343.0		3.9		339.1
Income from Equity Method Investments		1.0		—		1.0		3.6		—		3.6
Net Income Attributed to Noncontrolling Interests		32.4		6.9		25.5		83.6		6.9		76.7
Net Income - Omnicom Group Inc.	$	298.9	$	18.2	$	280.7	$	927.2	$	18.2	$	909.0
Earnings per Share - Diluted	**$**	**1.32**	**$**	**0.08**	**$**	**1.24**	**$**	**4.06**	**$**	**0.08**	**$**	**3.98**

The above table presents the U.S. GAAP financial measures of Operating Profit, Income Tax Expense, Net Income - Omnicom Group Inc. and Diluted net income per common share as reported, as well as the impact of the net gain recognized on dispositions of certain subsidiaries, certain repositioning actions and the revision of the provisional income tax expense amounts recorded in connection with the enactment of the 2017 Tax Act for the period presented. The amounts presented in the column "Non-GAAP 2018 Adjusted" excludes these items from our results for the period presented, which are non-GAAP operating performance measures. We believe the amounts excluding the impact of these items are useful measures for investors to understand the impact these actions had on our reported results. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP. Non-GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies. See page 33 for the reconciliation of GAAP financial measure Net Income - Omnicom Group Inc.

(a) During the third quarter of 2018, we disposed of certain subsidiaries & recorded a net gain, primarily related to the sale of Sellbytel, our outsourced sales, service and support company, took certain reposition actions and recorded additional income tax expense related to the effects of the 2017 Tax Act, as described in footnote (b) on page 1. The net impact of these items increased operating profit by $29.0 million, Net Income - Omnicom Group Inc. by $18.2 million and Earnings per Share - Diluted by $0.08 per common share for the three and nine months ended September 30, 2018.

(b) Income tax expense for the three and nine months ended September 30, 2018 reflected a net increase of $28.9 million related to an adjustment to the provisional amounts recorded for the 2017 Tax Act recorded in the third quarter of 2018.

OmnicomGroup October 15, 2019 28

October 15, 2019 Reconciliation of Non-GAAP Financial Measures 29 Nine Months Ended September 30 2019 2018 Net Cash Used in Operating Activities $ (231.9) $ (238.6) Operating Activities items excluded from Free Cash Flow: Changes in Operating Capital (1,440.0) (1,371.6) Free Cash Flow $ 1,208.1 $ 1,133.0 Nine Months Ended September 30 2019 2018 Net Decrease in Cash and Cash Equivalents $ (1,212.0) $ (1,696.9) Cash Flow items excluded from Net Free Cash Flow: Changes in Operating Capital (1,440.0) (1,371.6) Proceeds from Dispositions of Subsidiaries 79.9 308.4 Changes in Short-term Debt, net — 3.2 Proceeds from Long-term Borrowings 1,112.4 — Repayment of Long-term Debt (900.0) — Other Financing Activities, net (43.1) (35.8) Effect of foreign exchange rate changes on cash and cash equivalents (42.3) (149.7) Net Free Cash Flow $ 21.1 $ (451.4) Twelve Months Ended September 30 2019 2018 Reported Operating Profit 2,103.1 2,132.7 Effective Tax Rate for the applicable period 26.0% 32.8% Income Taxes on Reported Operating Profit 546.8 699.5 After Tax Reported Operating Profit $ 1,556.3 $ 1,433.2

October 15, 2019 Reconciliation of 2018 Non-GAAP Financial Measures - Operating Profit 30 The above table reconciles the U.S. GAAP financial measure of Operating Profit. to the non-GAAP "Non-GAAP 2018 Adjusted" financial measures of Operating Profit and Operating Margin, which excludes the impact of the net gain recognized on dispositions of certain subsidiaries, certain repositioning actions and the revision of the provisional income tax expense amounts recorded in connection with the enactment of the 2017 Tax Act, for the periods presented. We believe that the amounts presented in "Non-GAAP 2018 Adjusted" figures are useful measures for investors to understand the impact these items had on our reported results. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP. Non-GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies. Three Months Ended Nine Months Ended September 30 September 30 2019 2018 2019 2018 Net Income - Omnicom Group Inc. $ 290.2 $ 298.9 $ 924.1 $ 927.2 Net Income Attributed to Noncontrolling Interests 22.0 32.4 62.0 83.6 Net Income 312.2 331.3 986.1 1,010.8 Income from Equity Method Investments 0.5 1.0 1.2 3.6 Income Tax Expense 112.3 115.3 345.5 343.0 Income Before Tax 424.0 445.6 1,330.4 1,350.2 Net Interest Expense 49.3 56.7 145.5 156.1 Operating Profit 473.3 502.3 1,475.9 1,506.3 Net gain from dispositions of subsidiaries — (178.4) — (178.4) Repositioning actions — 149.4 — 149.4 Operating Profit, 2018 Non-GAAP Adjusted $ 473.3 $ 473.3 $ 1,475.9 $ 1,477.3

October 15, 2019 Reconciliation of 2018 Non-GAAP Financial Measures - Net Income - Omnicom Group Inc. 31 Three Months Ended September 30, 2018 Nine Months Ended September 30, 2018 Net Income - Omnicom Group Inc., as reported $ 298.9 $ 927.2 Net gain from dispositions before income tax expense (178.4) (178.4) Repositioning actions - Incremental Severance and other items, before income tax expense 75.9 75.9 Repositioning actions - Lease terminations, before income tax expense 73.5 73.5 Income tax benefit on repositioning actions, less income tax expense on net gain from dispositions (25.0) (25.0) Allocation of above items to non-controlling interests 6.9 6.9 Increase in income tax expense for revision of provisional estimates in connection with the adoption of 2017 Tax Act 28.9 28.9 Net Income - Omnicom Group Inc., 2018 Non-GAAP Adjusted $ 280.7 $ 909.0 The above table reconciles the U.S. GAAP financial measure of Net Income - Omnicom Group Inc. to the non-GAAP financial measure of Net Income - Omnicom Group Inc. Non-GAAP 2018 Adjusted, which excludes the impact of the net gain recognized on dispositions of certain subsidiaries, certain repositioning actions and the revision of the provisional income tax expense amounts recorded in connection with the enactment of the 2017 Tax Act, for the periods presented. We believe that the amounts presented in "Non-GAAP 2018 Adjusted" figures are useful measures for investors to understand the impact these items had on our reported results. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP. Non-GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies.

October 15, 2019 Third Quarter Acquisition 32 Smart Digital GmbH is a leading consulting and marketing technology company that uses specialized AI and data capabilities to power real-time customer experiences. Smart Digital’s service portfolio ranges from the deployment of real-time personalization and optimization, to data management services and the development of end-to-end digital strategies, to crosschannel marketing. Headquartered in Gerlingen, Germany, Smart Digital will operate as a stand-alone agency within the Omnicom Precision Marketing Group.

October 15, 2019 Disclosure 33 The preceding materials have been prepared for use in the October 15, 2019 conference call on Omnicom’s results of operations for the three and nine months ended September 30, 2019. The call will be archived on the Internet at http://investor.omnicomgroup.com/investor-relations/news-events-and-filings/. Forward-Looking Statements Certain statements in this presentation constitute forward-looking statements, including statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, from time to time, Omnicom Group Inc. ("Omnicom" or the "Company") or its representatives have made, or may make, forward-looking statements, orally or in writing. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company’s management as well as assumptions made by, and information currently available to, the Company’s management. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “should,” “would,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include: international, national or local economic conditions that could adversely affect the Company or its clients; losses on media purchases and production costs incurred on behalf of clients; reductions in client spending, a slowdown in client payments and a deterioration in the credit markets; the ability to attract new clients and retain existing clients in the manner anticipated; changes in client advertising, marketing and corporate communications requirements; failure to manage potential conflicts of interest between or among clients; unanticipated changes relating to competitive factors in the advertising, marketing and corporate communications industries; the ability to hire and retain key personnel; currency exchange rate fluctuations; reliance on information technology systems; changes in legislation or governmental regulations affecting the Company or its clients; risks associated with assumptions the Company makes in connection with its critical accounting estimates and legal proceedings; and the Company’s international operations, which are subject to the risks of currency repatriation restrictions, social or political conditions and regulatory environment. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that may affect the Company’s business, including those described in Item 1A, “Risk Factors” in Omnicom’s Annual Report on Form 10-K for the year ended December 31, 2018 and other documents filed from time to time with the Securities and Exchange Commission. Except as required under applicable law, the Company does not assume any obligation to update these forward-looking statements. Non-GAAP Financial Measures We present financial measures determined in accordance with generally accepted accounting principles in the United States (“GAAP”) and adjustments to the GAAP presentation (“Non-GAAP”), which we believe are meaningful for understanding our performance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP. Non-GAAP financial measures as reported by us may not be comparable to similarly titled amounts reported by other companies. We provide a reconciliation of non-GAAP measures to the comparable GAAP measures on pages 27 and 29. The Non-GAAP measures used in this presentation include the following: Non-GAAP 2018 Adjusted results, defined as our operating results excluding the impact of the net gain on the sale of certain subsidiaries and the repositioning actions we undertook in the third quarter of 2018. We believe that this is a meaningful operating performance measure to understand the impact these actions had on our reported results. Free Cash Flow, defined as net income plus depreciation, amortization, share based compensation expense plus/(less) other items to reconcile to net cash provided by operating activities. We believe Free Cash Flow is a useful measure of liquidity to evaluate our ability to generate excess cash from our operations. Primary Uses of Cash, defined as dividends to common shareholders, dividends paid to non-controlling interest shareholders, capital expenditures, cash paid on acquisitions, payments for additional interest in controlled subsidiaries and stock repurchases, net of the proceeds from our stock plans, and excludes changes in operating capital and other investing and financing activities, including commercial paper issuances and redemptions used to fund working capital changes. We believe this liquidity measure is useful in identifying the significant uses of our cash. Net Free Cash Flow, defined as Free Cash Flow less the Primary Uses of Cash. Net Free Cash Flow is one of the metrics used by us to assess our sources and uses of cash and was derived from our consolidated statements of cash flows. We believe that this liquidity measure is meaningful for understanding our primary sources and primary uses of that cash flow. EBITDA, defined as operating profit before interest, taxes, depreciation and amortization of intangible assets. We believe EBITDA is a meaningful operating performance measure because the financial covenants in our credit facilities are based on EBITDA. EBITA, defined as operating profit before interest, taxes and amortization of intangible assets and EBITA margin, defined as EBITA divided by revenue. We use EBITA and EBITA margin as additional operating performance measures, which excludes the non-cash amortization expense of intangible assets (primarily consisting of amortization arising from acquisitions). Accordingly, we believe it is a useful measure for investors to evaluate the performance of our business. Net Debt, defined as total debt less cash, cash equivalents and short-term investments. We believe net debt, together with the comparable GAAP measures, reflects one of the liquidity metrics used by us to assess our cash management. After Tax Reported Operating Profit, defined as reported operating profit less income taxes calculated using the effective tax rate for the applicable period. Management uses after tax operating profit as a measure of after tax operating performance as it excludes the after tax effects of financing and investing activities on results of operations. Other Information All dollar amounts are in millions except for per share figures on pages 2, 4, 6 and 8 and the net cash returned to shareholders figures on page 25. The information contained in this document has not been audited, although some data has been derived from Omnicom’s historical financial statements, including its audited financial statements. In addition, industry, operational and other non-financial data contained in this document have been derived from sources that we believe to be reliable, but we have not independently verified such information, and we do not, nor does any other person, assume responsibility for the accuracy or completeness of that information. Certain amounts in prior periods have been reclassified to conform to our current presentation. The inclusion of information in this presentation does not mean that such information is material or that disclosure of such information is required.